UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 7, 2016

FIRST HARVEST CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55120	46-2143018
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

5015 W. Nassau Street, Tampa, Florida 33607

(Address of principal executive offices)

Registrant's telephone number, including area code:  (804) 306-8217

Copy of correspondence to:

Andrea Cataneo, Esq.

James M. Turner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Item 3.02	Unregistered Sales of Equity Securities.

Effective September 8, 2016, First Harvest Corp. (the “Company”) issued an aggregate of 188,710 shares of the Company’s common stock, par value $0.001 per share, to four entities in connection with an automatic conversion of outstanding Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) discussed below.

In addition, the Company issued 19,743 shares of Common Stock to Edward Zimmerman III, the Company’s former Chief Financial Officer in satisfaction of $19,743 owed to him in connection with certain loans he provided to the Company.

The above issuances were made in reliance on an exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder.

Effective September 9, 2016, after the issuances described above, the Company had 5,137,453 shares of Common Stock issued and outstanding.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 7, 2016, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada pursuant to which the Company amended the existing terms of its Series A Preferred Stock whereby (i) the conversion ratio of the Series A Preferred Stock was be reduced from 100 shares of Common Stock for every share of Series A Preferred Stock to one (1) share of Common Stock for every share of Series A Preferred Stock and (ii) a new provision was inserted that automatically converted all outstanding Series A Preferred Stock on September 8, 2016 into Common Stock.

On September 7, 2016, the Company filed a second Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada, which amendment was effective on September 9, 2016, pursuant to which the Company amended and restated in its entirety Article III to (i) increase the authorized number of shares of Common Stock from 185,000,000 to 500,000,000, (ii) remove the designations of the existing series of preferred stock (series A, series B and series C); and (iii) authorize the creation of 10,000,000 shares of “blank check” preferred stock.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Amendment to the Articles of Incorporation, as filed with the Secretary of State of the State of Nevada on September 7, 2016.
3.2	Certificate of Amendment to the Articles of Incorporation, as filed with the Secretary of State of the State of Nevada on September 7, 2016.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2016	FIRST HARVEST CORP.

	By:	/s/ KEVIN GILLESPIE
Name: Kevin Gillespie
Title: President